UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

FTE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38322	81-0438093
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 West 35th Street, Suite 806 New York, NY	10001
(Address of principal executive offices)	(Zip Code)

877-878-8136

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock ($0.001 par value)	FTNW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed on a Form 8-K filed on June 3, 2019, four of the members of the board of directors (the “Board”) of FTE Networks, Inc. (the “Company”) resigned effective May 30, 2019. On May 30, 2019, the Company notified the New York Stock Exchange (“NYSE”) that, following the resignations, the Company had only one independent director, that he was the only member of the Audit Committee and that there were no members on the Nominating Committee and Compensation Committee. On June 5, 2019, the Company received a notice from the NYSE Regulation staff advising the Company that it was no longer in compliance with NYSE’s continued listing requirements set forth in Part 8 of the NYSE American Company guide (the “Company Guide”).

Specifically, after giving effect to the board and respective committee resignations, NYSE informed the Company that: (1) the Company’s Audit Committee was no longer compliant with Section 803B(2)(c) of the Company Guide as it was no longer composed of two independent members; (2) the Company’s Nominating Committee was no longer compliant with the requirements set forth in Section 804 of the Company Guide; and (3) the Company’s Compensation Committee was no longer compliant with the requirements set forth in Section 805(a) of the Company Guide.

To regain compliance with the above listed continued listing requirements, the Board appointed Jeanne Kingsley to the Board and to the Audit Committee, following a determination by the Board that Ms. Kingsley was “independent” under NYSE listing standards and other governing laws and applicable regulations, including Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ms. Kingsley will join Mr. James Shiah on the Audit Committee, which committee Mr. Shiah chairs. Mr. Shiah will also serve on the Company’s Compensation Committee and Nominating and Corporate Governance Committee.

Following the appointment of Ms. Kingsley to the Company’s Audit Committee and Mr. Shiah’s appointment to the Compensation Committee and the Nominating and Corporate Governance Committee, the Company has regained compliance with the continued listing requirements under Sections 803B(2)(c), 804, and 805(a) of the Company Guide.

For more information regarding the appointment of Ms. Kingsley to the Board, see Item 5.02 of this Current Report on Form 8-K below.

The Company issued a press release on June 11, 2019, announcing that it had received a notice from NYSE. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 3.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 8, 2019, the Board appointed Jeanne Kingsley as a director, effective June 10, 2019. Ms. Kingsley will serve as a director with her term expiring at the next Annual Meeting of Stockholders and thereafter until her successor has been duly elected and qualified, or until her earlier death, resignation or removal. The Board determined that Ms. Kingsley is “independent” under NYSE listing standards and other governing laws and applicable regulations, including Rule 10A-3 under the Exchange Act.

Ms. Kingsley served as an Independent Consultant to the Teachers Insurance & Annuity Association from 2013 to 2016, during which time she led the enterprise conversion plan of statutory accounting to Generally Accepted Accounting Principles, including the design of accounting infrastructure to support the dual (STAT & GAAP) basis. Prior to that, Ms. Kingsley served as an Independent Consultant to American Insurance Group Employee Benefits Division from 2006 to 2008, during which time she oversaw the implementation of a financial control system and strengthened the division’s financial infrastructure. Prior to that, she served as V.P. Finance for Prudential Financial, Inc. from 1995 to 2004, where she led the finance functional transformation for a division with $3 billion of premium revenue. Ms. Kingsley started her career at Deloitte & Touche as a Senior Manager (1985-1995) in Audit and Assurance Services. She has a BS in Accounting from Binghamton University and is a certified Public Accountant in New York State. Ms. Kingsley is currently serving her third term as an elected Council member for the Township of Berkeley Heights. She is also a co-founder and trustee of the Berkeley Heights Innovation & Sustainability Alliance Inc. (a 501 (c) (3).

There are no arrangements or understandings between Ms. Kingsley and any other person pursuant to which she was elected as a director. There are no transactions in which Ms. Kingsley has an interest requiring disclosure under Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). Ms. Kingsley will receive a compensation package customarily paid by the Company to non-employee directors serving in such capacities.

On June 8, 2019, the Board appointed Stephen Berini as a director, effective June 10, 2019. Mr. Berini will serve as a director with his term expiring at the next Annual Meeting of Stockholders and thereafter until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. The Board has determined that Mr. Berini is “independent” under NYSE listing standards and other governing laws and applicable regulations, including Rule 10A-3 under the Exchange Act.

Mr. Berini is a retired real estate development professional who has been winding down The Vesta Group, LLC’s acquisition and development deals since 2013. Mr. Berini co-founded The Vesta Group, LLC in 1996 and served as general partner in all of Vesta’s acquisitions and developments. He has decades of senior management experience in real estate development and finance and has also served on public and private boards. The Company believes Mr. Berini’s expertise in real estate and financing will be a great asset to the Company. Mr. Berini has a BA in History from St. John’s University.

There are no arrangements or understandings between Mr. Berini and any other person pursuant to which he was elected as a director. There are no transactions in which Mr. Berini has an interest requiring disclosure under Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). Mr. Berini will receive a compensation package customarily paid by the Company to non-employee directors serving in such capacities.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by FTE Networks, Inc. dated June 11, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTE NETWORKS, INC.

By:	/s/ Anthony Sirotka
Anthony Sirotka
Interim Chief Executive Officer

Date: June 11, 2019